EXHIBIT 10.2

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into as of April 9, 2020 by and among TANGER PROPERTIES LIMITED PARTNERSHIP, a North Carolina limited partnership (the “Partnership”), TANGER FACTORY OUTLET CENTERS, INC., a North Carolina corporation (the “Company”), Tanger GP Trust, a Maryland business trust (the “General Partner” and collectively with the Partnership and the Company, the “Tanger Parties”) and Stephen Yalof (the “Executive”).
RECITALS:
WHEREAS, the Tanger Parties and the Executive entered into that certain Employment Agreement dated April 6, 2020 (the “Agreement”) and now desire to amend the Agreement to (i) accelerate the “Commencement Date” of the Executive’s employment and (ii) more closely align the sign-on equity grant to the Executive to the value of the forfeited equity awards from his previous employer.
NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth below the parties hereto agree as follows:
1.    All references in the Agreement to the “Commencement Date” shall mean and refer to
April 10, 2020.
2.    The first sentence of Section 5(d) of the Agreement is amended to read as follows:
On the Commencement Date, the Company shall grant to the Executive (i) shares of restricted Common Shares having a grant date fair value equal to $1,783,546, as well as (ii) options to purchase 1,000,000 Common Shares.
3.    Except as expressly or by necessary implication amended by this Amendment, the Agreement shall continue in full force and effect.
IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

/s/ Stephen Yalof
Stephen Yalof

TANGER FACTORY OUTLET CENTERS, INC.,

a North Carolina corporation

By:    /s/ Steven B. Tanger
Steven B. Tanger
Chief Executive Officer

TANGER PROPERTIES LIMITED PARTNERSHIP a North Carolina limited partnership

By:	TANGER GP TRUST, a Maryland business trust, its sole General Partner

By:    /s/ Steven B. Tanger
Steven B. Tanger, Chairman, President and
Chief Executive Officer

TANGER GP TRUST

a Maryland business trust

By:    /s/ Steven B. Tanger
Steven B. Tanger, Chairman, President and
Chief Executive Officer

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